                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            TranSwitch Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            TRANSWITCH CORPORATION

                            Three Enterprise Drive
                          Shelton, Connecticut 06484

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 27, 1999

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TranSwitch Corporation, a Delaware corporation (the "Corporation"), will be held on Thursday, May 27, 1999, at 10:00 A.M., Eastern time, at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484 for the following purposes:

    1. To elect a Board of Directors for the ensuing year.

    2. To consider and act upon a proposal to amend the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.001 per share, of the Corporation (the "Common Stock") by an additional 75,000,000 shares.

    3. To consider and act upon a proposal to approve an amendment to the Corporation's Third Amended and Restated 1995 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,700,000 shares.

    4. To consider and act upon a proposal to approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares and (b) to amend Section 10(d) thereof to appropriately increase or decrease the number of shares of Common Stock that a Non-Employee Director receives options to purchase on the date he or she is first elected to the Board of Directors and on each one-year anniversary of the date he or she is first elected to the Board of Directors to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation.

    5. To ratify the selection of the firm of KPMG LLP as auditors for the fiscal year ending December 31, 1999.

    6. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Only stockholders of record at the close of business on April 12, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/Michael C. McCoy
                                          Michael C. McCoy
                                          Secretary

Shelton, Connecticut
April 26, 1999

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                            TRANSWITCH CORPORATION

                            Three Enterprise Drive
                          Shelton, Connecticut 06484

                               ----------------

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MAY 27, 1999

                               ----------------

                                April 26, 1999

  Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of TranSwitch Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, May 27, 1999, at 10:00 A.M., at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484, or at any adjournments thereof (the "Annual Meeting").

  The Board of Directors has fixed the close of business on April 12, 1999 as the record date (the "Record Date"). Only stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the Record Date, 16,850,394 shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. Stockholders are entitled to cast one vote for each share of Common Stock held of record by them on each proposal submitted to a vote at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) voting in person at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

  The persons named as attorneys in the proxies, Santanu Das and Michael F. Stauff, were selected by the Board of Directors and are directors and/or executive officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon.

  In addition to the election of directors, the stockholders will consider and vote upon proposals to (i) approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by an additional 75,000,000 shares; (ii) approve an amendment to the Corporation's Third Amended and Restated 1995 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,700,000 shares; (iii) approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares and (b) to amend Section 10(d) thereof to appropriately increase or decrease the number of shares of Common Stock that a Non-Employee Director receives options to purchase on the date he or she is first elected to the Board of Directors and on each one-year anniversary of the date he or she is first elected to the Board of Directors to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation; and (iv) ratify the selection of the firm of KPMG LLP as auditors for the fiscal year ending December 31,

1999, all as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated. See "Proposals for Consideration at the Annual Meeting of Stockholders."

  The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

  An Annual Report to Stockholders containing financial statements for the fiscal year ended December 31, 1998 is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 26, 1999.

                     MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth as of the Record Date certain information regarding the ownership of outstanding shares of Common Stock by (i) each person who, to the knowledge of the Corporation, beneficially owned more than 5% of the outstanding shares of Common Stock, (ii) each director (or nominee for director) of the Corporation, (iii) each Named Executive Officer (as defined under "Compensation and Other Information Concerning Directors and Named Executive Officers--Executive Compensation") and (iv) all directors and nominees for directors and executive officers as a group. Unless otherwise indicated below, each person listed below maintains a business address at c/o TranSwitch Corporation, Three Enterprise Drive, Shelton, Connecticut 06484 and has sole voting and investing power with respect to all shares of Common Stock owned.

                                                         Shares
                                                      Beneficially   Percent
Name and address of Beneficial Owner                    Owned(1)   of Class(2)
------------------------------------                  ------------ -----------
Pilgrim Baxter & Associates, Ltd.....................  1,355,400      8.0%
 825 Duportail Road
 Wayne, PA 19087

Nicholas-Applegate Capital Management................    823,900      4.9%
 600 West Broadway, 29th Floor
 San Diego, CA 92101

Santanu Das(3).......................................    254,813      1.5%
Steward S. Flaschen(4)...............................    139,971        *
Michael F. Stauff(5).................................     76,293        *
Ljubomir Micic(6)....................................     40,000        *
Terrence S. Rogers(7)................................     37,063        *
Albert E. Paladino...................................     17,000        *
Erik H. van der Kaay(8)..............................     12,134        *
Alfred R. Boschulte(9)...............................      4,167        *
James M. Pagos(10)...................................      4,167        *
All directors and executive officers as a group (9
 persons)(11)........................................    585,608      3.4%

--------
 *  Less than 1% of the outstanding common stock.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date ("Presently Exercisable Securities") are deemed outstanding for computing the percentage of the person or entity holding such securities, but are not outstanding for computing the percentage of any other person or entity.
 (2) Percentage of beneficial ownership is based on 16,850,394 shares of Common Stock outstanding as of the Record Date.
 (3) Consists of 87,500 shares owned and 167,313 shares issuable upon exercise of Presently Exercisable Securities.
 (4)  Includes 55,683 shares owned by the Joyce D. Flaschen Revocable
      Investment Trust of which Dr. Flaschen is trustee. Dr. Flaschen disclaims beneficial ownership of the shares held by the Joyce D.
      Flaschen Revocable Investment Trust. Also includes 17,100 shares issuable upon exercise of Presently Exercisable Securities.
 (5) Consists of 28,222 shares owned and 48,071 shares issuable upon exercise of Presently Exercisable Securities.
 (6) Consists of 17,500 shares owned and 22,500 shares issuable upon exercise of Presently Exercisable Securities.
 (7) Consists of 12,000 shares owned and 25,063 shares issuable upon exercise of Presently Exercisable Securities.
 (8) Consists of 3,800 shares owned and 8,334 shares issuable upon exercise of Presently Exercisable Securities.
 (9) Consists of 4,167 shares issuable upon exercise of Presently Exercisable Securities.
(10) Consists of 4,167 shares issuable upon exercise of Presently Exercisable Securities.
(11) Includes 296,715 shares issuable upon exercise of Presently Exercisable Securities.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The business and affairs of the Corporation are managed under the direction of its Board of Directors. The Board of Directors met eight (8) times during the fiscal year ended December 31, 1998. The Audit Committee of the Board of Directors, currently consisting of Erik H. van der Kaay (Chairman), Ljubomir Micic, James M. Pagos and Steward S. Flaschen, reviews with the Corporation's independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditors' report on the Corporation's financial statements following completion of their audit and the Corporation's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Audit Committee met two (2) times during the fiscal year ended December 31, 1998. The Compensation Committee of the Board of Directors, currently consisting of Albert E. Paladino (Chairman), Erik H. van der Kaay, James M. Pagos and Steward S. Flaschen, reviews and evaluates the compensation and benefits of all officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation's 1989 Stock Option Plan, Third Amended and Restated 1995 Stock Plan, 1995 NonEmployee Director Stock Option Plan and 1995 Employee Stock Purchase Plan. The Compensation Committee met eight (8) times during the fiscal year ended December 31, 1998. The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all committees on which he serves.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the current directors and executive officers of the Corporation and the nominees to be elected at the Annual Meeting, their ages and the positions currently held by each such person with the Corporation.

Name                                 Age                  Position
----                                 ---                  --------
Santanu Das.........................  54 President, Chief Executive Officer and
                                         Chairman of the Board of Directors

Michael F. Stauff...................  48 Senior Vice President, Chief Financial
                                         Officer and Treasurer

Terrence S. Rogers..................  43 Vice President, Worldwide Sales

Alfred R. Boschulte.................  56 Director

Steward S. Flaschen(1)(2)...........  72 Director

Erik H. van der Kaay(1)(2)..........  58 Director

Ljubomir Micic(2)...................  68 Director

James M. Pagos(1)(2)................  51 Director

Albert E. Paladino(1)...............  66 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

Nominees for Election of Directors at the Annual Meeting

  Santanu Das, a founder of the Corporation, has been President, Chief Executive Officer and a director of the Corporation since its inception in 1988 and its Chairman since May 1997. Prior to joining the Corporation, Dr. Das held various positions, including President, with Spectrum Digital Corporation, where he worked from 1986 through August of 1988. Prior to joining Spectrum Digital Corporation, he held various positions, including Director, Applied Technology Division, of ITT Corporation's Advanced Technology Center. Dr. Das holds a Ph.D. from Washington University, St. Louis and an undergraduate degree from Jadavpur University, Calcutta, India.

  Alfred R. Boschulte became a director of the Corporation in December 1998. Mr. Boschulte has over 30 years of experience in the telecommunications industry and has served as Chairman and Chief Executive Officer of Independent Wireless One, Inc., a new PCS service provider, since September 1998 and as President and Chief Executive Officer of AFB Consulting, Inc., a telecommunications consulting business, since January 1998. From January 1996 through December 1997, he served as Managing Director of Exelcomindo, a national cellular service in Indonesia. From December 1994 through December 1995, Mr. Boschulte served as President of Tomcom, L.P., a wireless services Corporation, and from November 1990 through December 1994, he served as President and Chairman of Nynex Mobile Communications, a cellular telecommunications Corporation.

  Steward S. Flaschen, a founder of the Corporation, has been a director of the Corporation since its inception and served as Chairman of the Board from 1988 through May 1997. Dr. Flaschen has served as President of Flaschen and Davies, a consulting firm, since 1986; as Chairman of the Board of Directors of Telco Systems, an electronics manufacturing corporation, from 1986 through November 1998; and as a member of the Board of Directors of Sipex Corporation, a semiconductor corporation, since 1996. In addition, he has been an Independent General Partner of Merrill Lynch Capital Fund LP II, an investment fund, since 1986.

  Erik H. van der Kaay became a director of the Corporation in September 1997 and is also a member of the Board of Directors of RF Micro Devices, Inc., a manufacturer of RF components for wireless communications. Since April 1998, he has been President and Chief Executive Officer of Datum, Inc., which manufactures time and frequency products used in telecommunications and other fields. Mr. van der Kaay was Executive Vice President of Allen Telecom, Inc., a telecommunications Corporation, from March 1997 through April 1998 and served as President of the Antennae Specialist Division of Allen Telecom from June 1990 until March 1997. Prior to joining Allen Telecom, he was President and Chief Executive Officer of Millitech Corporation, a manufacturer of RF broadband wireless equipment.

  Ljubomir Micic has been a director of the Corporation since June 1994. Since 1990, he has been the Chief Executive Officer of VEN-NET-A, a German consulting Corporation. Prior to his retirement from ITT Corporation in 1990, he was a Vice President of ITT Corporation and Chairman of its Semiconductor Division.

  James M. Pagos became a director of the Corporation in April 1999, replacing Charles Lee. Mr. Pagos has served as Chief Operating Officer of AT&T Solutions, the managed services division of AT&T Corporation, a telecommunications company, since June 1998. He also served as Vice President AT&T Global Services from 1994 until June 1998 and began his telecommunications career in 1972 with New England Telephone. Mr. Pagos holds degrees in Electrical Engineering and Economics from Brown University.

  Albert E. Paladino has been a director of the Corporation since December 1988. He is the Chairman of Millitech Corporation, a manufacturer of broadband wireless equipment for network access applications, a position he has held since 1992. Dr. Paladino is also a member of the Board of Directors of RF Micro Devices, Inc., a manufacturer of RF components for wireless communications, and Helios Corporation, a developer of high capacity millimeter wave communications equipment. He was a general partner of Advanced Technology Ventures, a venture capital investment partnership, from 1981 through December 1998. Prior to joining Advanced Technology Ventures, Dr. Paladino held senior positions with Raytheon Corporation, GTE Laboratories, the National Institute of Standards and Technology and the Congressional Office of Technology Assessment.

Executive Officers

  Michael F. Stauff is Senior Vice President, Chief Financial Officer and Treasurer of the Corporation. Prior to joining the Corporation in November 1994, Mr. Stauff was the Vice President, Treasurer and Chief Financial Officer of I.M. Holdings, Inc., an international manufacturer of marine electronic and hardware products, since 1985. He holds a B.S.B.A. and an M.B.A. from Northeastern University.

  Terrence S. Rogers joined the Corporation as Vice President, Worldwide Sales, in February 1998 from Nippon Steel Semiconductor USA, a semiconductor Corporation, where he was Vice President, Marketing and Sales, from May 1996 through February 1998. Prior to Nippon Steel, Mr. Rogers served as Senior Marketing Manager at Siemens Microelectronics, Inc., a microelectronics Corporation, from August 1995 to May 1996; Strategic Accounts Manager at Hyundai Electronics America, an electronics Corporation, from May 1993 to August 1995; and as Strategic Account and Regional Sales Manager at Oki Semiconductor, an integrated circuit manufacturing Corporation, from March 1989 through May 1993. He holds a B.S.E.E. and a B.A. in Psychology from the University of Notre Dame and an M.B.A. in Marketing from the University of Arizona.

                      COMPENSATION AND OTHER INFORMATION
               CONCERNING DIRECTORS AND NAMED EXECUTIVE OFFICERS

Executive Compensation

  Summary Compensation. The following table sets forth the compensation earned by the Corporation's Chief Executive Officer and each of the other most highly compensated executive officers of the Corporation whose total salary and bonus for 1998 exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 1998, 1997 and 1996:

                          Summary Compensation Table

                                         Annual        Long-Term
                                      Compensation    Compensation
                                    ----------------- ------------
                                                       Securities
Name and Principal                                     Underlying     All Other
Position                    Year     Salary   Bonus     Options      Compensation
------------------          ----    -------- -------- ------------   ------------
Santanu Das(1)............  1998    $218,256 $265,000   223,000         $6,188(2)
 President, Chief
 Executive Officer          1997     194,862   62,525   110,000(3)       5,910(4)
                            1996     178,173   39,000    80,000          1,825(5)

Terrence S. Rogers(6).....  1998     186,289   25,250   100,250          5,655(7)
 Vice President, Worldwide
 Sales(8)                   1997(9)      --       --        --             --
                            1996(9)      --       --        --             --

Michael F. Stauff(6)(10)..  1998     129,174   62,400    55,800          5,351(11)
 Senior Vice President,
 Chief                      1997     121,494   24,250    42,350(12)      4,650(13)
 Financial Officer and
 Treasurer                  1996     112,752   10,000    22,300            522(5)

--------
 (1) Dr. Das will receive a severance payment equal to his then current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibilities or authority.
 (2) Includes $5,000 contributed to defined contributions plans and $1,188 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (3) Consists of 110,000 securities underlying options that were repriced as of May 30, 1997.
 (4) Includes $4,750 contributed to defined contributions plans and $1,160 in premiums paid with respect to term life insurance on behalf of Dr. Das.
 (5) Premiums paid with respect to term life insurance on behalf of the Named Executive Officer.
 (6) Each of Messrs. Rogers and Stauff will receive a severance payment equal to three months' salary if the Corporation terminates his employment for any reason.
 (7) Includes $4,764 contributed to defined contributions plans and $891 in premiums paid with respect to term life insurance on behalf of Mr. Rogers.
 (8)  Mr. Rogers joined the Corporation effective February 12, 1998.
 (9) Information is not provided for 1996 and 1997 because Mr. Rogers was not employed by the Corporation during those years.
(10) Mr. Stauff will receive a severance payment equal to six months' salary and fifty percent of the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment without cause within 12 months of a change of control.
(11) Includes $4,603 contributed to defined contributions plans and $748 paid with respect to term life insurance on behalf of Mr. Stauff.
(12) Includes 34,800 securities underlying options that were repriced as of May 30, 1997.
(13) Includes $3,945 contributed to defined contributions plan and $705 paid with respect to term life insurance on behalf of Mr. Stauff.

  Option Grants. The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 1998 under the Corporation's Third Amended and Restated 1995 Stock Plan to the Named Executive Officers. The Corporation did not grant any stock appreciation rights during fiscal year 1998.

                             Option Grants in 1998

                                       Individual Grants
                         ---------------------------------------------
                                    Percent of                                 Potential
                                      Total                               Realizable Value at
                         Number of   Options                            Assumed Annual Rates of
                         Securities Granted to                         Stock Price Appreciation
                         Underlying Employees    Exercise                 for Option Term(1)
                          Options   in Fiscal     Price     Expiration -------------------------
  Name                   Granted(2)  Year(3)   ($/Share)(4)    Date         5%          10%
  ----                   ---------- ---------- ------------ ----------      --      ------------
Santanu Das.............  223,000       14%       $14.63     9/21/08   $  1,827,227 $  4,631,702
Terrence S. Rogers......  100,250        6%       $14.63     9/21/08        709,305    1,798,286
Michael F. Stauff.......   55,850        4%       $14.63     9/21/08        467,548    1,185,178

--------
(1) The potential realizable value is calculated based on the term of the option at the time of grant (10 years). Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant to rules promulgated by the Securities and Exchange Commission. The potential realizable value does not represent the Corporation's prediction of its stock price performance. This table does not take into account any appreciation or depreciation in the fair value of the Common Stock from the date of grant to date. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.
(2) These options have terms of 10 years from the date of grant and become exercisable over four years at the rate of 25% on the date of grant, an additional 12.5% six months thereafter, an additional 12.5% six months thereafter and an additional 6.25% at the end of each three-month period thereafter until such options are fully exercisable.
(3) Options to purchase a total of 1,572,863 shares were granted to employees (including the Named Executive Officers) in fiscal year 1998 under the Corporation's Third Amended and Restated 1995 Stock Plan.
(4) The exercise price was the fair market value of a share of the Corporation's Common Stock at the time of grant as determined in accordance with the Corporation's Third Amended and Restated 1995 Stock Plan. The exercise price may be paid in cash or in shares of the Corporation's Common Stock valued at fair market value on the exercise date.

  Option Exercises and Unexercised Option Holdings. The following table sets forth certain information concerning option exercises and unexercised stock options held as of December 31, 1998 by each of the Named Executive Officers:

            Aggregated Option Exercises and Year End Option Values

                                                   Number of Securities            Value of
                                                  Underlying Unexercised   Unexercised In-the-Money
                           Shares                   Options at Year-End     Options at Year-End(2)
                          Acquired      Value    ------------------------- -------------------------
  Name                   on Exercise Realized(1) Exercisable Unexercisable Exercisable Unexercisable
  ----                   ----------- ----------- ----------- ------------- ----------- -------------
Santanu Das.............        0     $      0     173,000      227,500    $5,959,220   $5,973,050
Terrence S. Rogers......        0            0           0      100,250             0    2,774,578
Michael F. Stauff.......   31,000      753,980      31,581       59,089     1,011,601    1,552,303

--------

(1) Calculated as the difference between the fair market value of the underlying securities at the exercise date of the underlying options and the aggregate exercise price.
(2) Value is based on the difference between the option exercise price and the fair market value of the Corporation's Common Stock on December 31, 1998, multiplied by the number of shares underlying the options.

  Employment Agreements and Severance Policy. None of the Named Executive Officers has a long-term employment agreement with the Corporation. The employment of each of the Named Executive Officers may be terminated by the Corporation at any time. To help retain the continued services of Dr. Das, the Corporation has entered into a Severance Agreement with Dr. Das providing for a severance payment equal to his then-current annual base salary and the highest annual bonus paid to him over the preceding five years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibility or authority. The Corporation has also entered into Executive Agreements with Dr. Das and each of the other Named Executive Officers, which provide for severance payments equal to, in the case of Dr. Das, his then-current annual base salary and the highest annual bonus paid to him over the previous five years and, in the case of each of the other Named Executive Officers, fifty percent (50%) of his then-current annual base and fifty percent (50%) of the highest annual bonus paid to him over the preceding five years in the event of a termination without cause within 12 months of a change in control of the Corporation. In the event that Dr. Das is entitled to payments under both agreements, the maximum amount payable to him is equal to the payment required under one of the agreements. Notwithstanding the foregoing, the Corporation's policy is to pay a severance payment of three months' base salary to any of the Named Executive Officers whose employment is terminated by the Corporation for any reason. Letters sent by the Corporation to Terrence S. Rogers and Michael F. Stauff offering them employment with the Corporation expressly contain this latter three-month severance provision.

Compensation Committee Report on Executive Compensation

  During fiscal year 1998, the Compensation Committee of the Board of Directors consisted of Albert E. Paladino (Chairman), Steward S. Flaschen, Charles Lee (who resigned from the Board of Directors effective April 8, 1999) and Erik H. van der Kaay, each of whom was an independent, non-employee director. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation's 1989 Stock Option Plan, Third Amended and Restated 1995 Stock Plan, 1995 Non-Employee Director Stock Option Plan and 1995 Employee Stock Purchase Plan.

  The Corporation's executive compensation program established by the Compensation Committee is designed to provide levels of compensation in formats that assist the Corporation in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for the Corporation's key decision makers based upon performance and designed to provide appropriate incentives for maximization of the Corporation's short- and long-term financial results for the benefit of the Corporation's stockholders.

  To meet its objectives, the Compensation Committee has chosen three basic components for the Corporation's executive compensation program to meet the Corporation's compensation philosophy. Base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Corporation's past financial performance and future expectations, (iii) the general and industry-specific business environment and (iv) individual performance. Annual bonuses, which are directly linked to the Corporation's yearly performance, are designed to provide additional cash compensation based on short-term performance of certain key employees. Stock option grants, under the long-term component of executive compensation, are designed to provide performance incentives to and reward executive officers and key employees for delivering value to the Corporation's stockholders over a longer, measurable period of time. Historically, the Corporation has used the grant of stock options that vest over some measurable period of time, currently four years, to accomplish this objective.

  Santanu Das is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. His fiscal year 1998 performance was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Corporation's improved financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Dr. Das of other non-financial goals. In assessing Dr. Das' performance for fiscal year 1998, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved.

  In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Members of the Compensation Committee:

  Albert E. Paladino (Chairman)
  Steward S. Flaschen
  Charles Lee(1)
  Erik H. van der Kaay
--------
(1) Charles Lee resigned from the Board of Directors effective April 8, 1999. James M. Pasos replaced Dr. Lee on the Compensation Committee as of such date.

Compensation of Directors

  Directors who are not employees of the Corporation receive a stipend of $10,000 per year, payable quarterly, and a participation fee of $1,250 for each meeting of the Board of Directors attended. Likewise, each non-employee director receives a participation fee of $1,250 for each meeting of the Board of Directors of any subsidiary of the Corporation. No employee of the Corporation receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

  Each non-employee director of the Corporation is also entitled to participate in the Corporation's 1995 Non-Employee Director Stock Option Plan. See "Proposal to Amend the 1995 Non-Employee Director Stock Option Plan."

  The Corporation has purchased directors' and officers' liability insurance from General Star Indemnity and Zurich Insurance covering all of the Corporation's directors and executive officers. The aggregate premium for this insurance policy in 1998 was $123,750.

                            STOCK PERFORMANCE GRAPH

  The following performance graph compares the percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on June 14, 1995 through December 31, 1998, with the cumulative total return on (i) a group consisting of 40 corporations in the Corporation's Standard Industrial Classification (SIC) Code 3674--Semiconductors and Related Devices (the "SIC Code 3674 Index") and (ii) the Nasdaq Composite Index (Total Return) (the "Nasdaq Composite Index"). The comparison assumes $100 was invested on June 14, 1995 in the Corporation's Common Stock, the SIC Code 3674 Index and the Nasdaq Composite Index and assumes reinvestment of dividends, if any.

                    ASSUMES $100 INVESTED ON JUNE 14, 1995
                         ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 1998

      Comparison of Five Year* Cumulative Total Return Among TranSwitch
       Corporation, the SIC Code 3674 Index and the Nasdaq Market Index

                           [LINE GRAPH APPEARS HERE]

                         June 14, December 31, December 31, December 31, December 31,
                           1995       1995         1996         1997         1998
                         -------- ------------ ------------ ------------ ------------
                           (%)        (%)          (%)          (%)          (%)
TranSwitch Corporation
 Common Stock...........  100.00     121.92        57.53        82.19       426.71
SIC Code 3674 Index.....  100.00     100.77       162.23       169.06       254.53
Nasdaq Market Index.....  100.00     116.80       145.15       177.55       250.41

--------
* Prior to June 14, 1995, the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period from that date through December 31, 1998.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to fiscal 1998 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all
Section 16(a) filing requirements in 1998 except as noted below. Dr. Santanu Das was late in filing his Statement of Changes in Beneficial Ownership of Securities on Form 4 to reflect his disposition of 15,000 shares of Common Stock on August 3, 1998. This transaction was reported on the Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 filed on February 16, 1999.

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  At the Annual Meeting, the stockholders will be requested to consider and act upon a proposal to approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of Common Stock by an additional 75,000,000 shares. (See "Proposal to Amend the Amended and Restated Certificate of Incorporation.")

  Under the Certificate of Incorporation (and prior to the approval of this amendment), the Corporation can issue up to 25,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"). As of the Record Date, there were 16,850,394 shares of Common Stock issued and outstanding and 8,149,606 shares of Common Stock available for future issuance. If the amendment is approved, there will be approximately 83,149,606 shares of Common Stock available for future issuance. As of the Record Date, there were no shares of Preferred Stock issued and outstanding and 1,000,000 shares of Preferred Stock available for future issuance. The Board of Directors does not intend to solicit stockholder approval before issuing additional shares of Common Stock or Preferred Stock.

  If the amendment is approved, the Board of Directors will issue 8,425,197 shares of Common Stock to effectuate a 3-for-2 stock split in the form of a stock dividend (the "Stock Dividend") declared by the Board of Directors on April 8, 1999. The Stock Dividend will be payable on the date on which the amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. All stockholders of record as of April 26, 1999 will be entitled to participate in the Stock Dividend. The Board of Directors believes that the authorized number of shares of Common Stock should be increased to enable the Corporation to effect the Stock Dividend and to provide sufficient shares for such additional corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation, acquiring other businesses in exchange for shares of Common Stock, raising capital or acquiring technology rights through the sale of Common Stock and attracting or retaining valuable employees through the issuance of stock options. Other than the Stock Dividend, the Corporation has no commitments, agreements or undertakings to issue any such additional shares.

  The issuance of additional shares of the Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Corporation's existing stockholders. Issuance of shares of Common Stock could be used to make a change in control of the Corporation more difficult or costly by diluting the stock ownership of persons seeking to obtain control of the Corporation. The Corporation is not aware, however, of any pending or threatened efforts to obtain control of the Corporation.

                  THIRD AMENDED AND RESTATED 1995 STOCK PLAN

  At the Annual Meeting, the stockholders will be requested to consider and act upon a proposal to approve an amendment to the Corporation's Third Amended and Restated 1995 Stock Plan (the "Stock Plan") to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,700,000 shares. (See "Proposal to Amend the Third Amended and Restated 1995 Stock Plan.") A summary of the Stock Plan is set forth below.

The Stock Plan

  The Stock Plan was adopted by the Board of Directors on March 5, 1998, and was approved by the Corporation's stockholders on May 27, 1998. The Stock Plan currently provides for the issuance of a maximum of 3,500,000 shares of Common Stock pursuant to the grant to employees of Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Code and the grant of Non-Qualified Stock Options (the "NQSOs"), stock awards ("Awards") or opportunities to make direct purchases of stock in the Corporation ("Purchases") to employees, consultants, directors and executive officers of the Corporation. Upon approval of the amendment set forth herein, the Stock Plan will provide for the issuance of a maximum of 5,200,000 shares of Common Stock. As of the Record Date, 152 employees (including directors who are also employees of the Corporation and executive officers) and 6 non-employee directors are eligible to participate in the Stock Plan.

  The Stock Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the Stock Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the option, (iv) the duration of the option and (v) the time, manner and form of payment upon exercise of an option. The Compensation Committee determines the exercise price per share for NQSOs, Awards and Purchases under the Stock Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Corporation may be organized. The exercise price per share for each ISO to be granted under the Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. An option is not transferable by the option holder except by will or by the laws of descent and distribution or, in the case of a NQSO only, pursuant to a valid domestic relations order. Each option will expire on the date specified by the Compensation Committee, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Generally, no ISO may be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination.

  On the Record Date, the closing market price, as reported by the Nasdaq National Market, of Common Stock, the class of stock underlying all options, awards and purchases subject to the Stock Plan was $44.875 per share. As of the Record Date, options to purchase 2,770,484 shares of Common Stock at a weighted average exercise price of $12.07 per share were outstanding under the Stock Plan. The following table sets forth the number of shares of Common Stock underlying options granted under the Stock Plan as of the Record Date.

                                                               Number of
                                                           Shares Underlying
                                                            Options Granted
                                                         Under the Stock Plan
       Name and Position                                 as of the Record Date
       -----------------                                 ---------------------
Santanu Das............................................          333,000
 President, Chief Executive Officer and Chairman of the
 Board of Directors
Michael F. Stauff......................................           90,650
 Senior Vice President, Chief Financial Officer and
 Treasurer
Terrence S. Rogers.....................................          100,250
 Vice President, Worldwide Sales
All current executive officers as a group (3 persons)..          523,900
All current directors who are not executive officers as
 a group (6 persons)...................................          105,900
All employees who are not executive officers as a
 group.................................................        2,140,684
                                                               =========

United States Federal Income Tax Consequences

  The following discussion of United States federal income tax consequences of the issuance and exercise of options, Awards and Purchases granted under the Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.

  The following general rules will be applicable under current United States federal income tax law to ISOs granted under the Stock Plan:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and the Corporation is not entitled to a federal income tax deduction upon either the grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
  (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally will be entitled to a corresponding deduction for federal income tax purposes.

    5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss.

    6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds 12 months.

    7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  The following general rules are applicable under current federal income tax law to NQSOs to be granted under the Stock Plan.

    1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not entitled to a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

  The following general rules are applicable under current federal income tax law to the grant of Awards and Purchases under the Stock Plan:

  Under current federal income tax law, persons receiving Common Stock pursuant to an award of Common Stock ("Award") or a grant of an opportunity to purchase Common Stock ("Purchase") generally recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Corporation generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss.

  Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  At the Annual Meeting, the stockholders will be requested to consider and act upon a proposal to approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") to (a) increase the number of shares of Common Stock available for issuance thereunder by 100,000 shares and (b) to amend Section 10(d) thereof to appropriately increase or decrease the number of shares of Common Stock that a Non-Employee Director receives options to purchase on the date he or she is first elected to the Board of Directors and on each one-year anniversary of the date he or she is first elected to the Board of Directors to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation. (See "Proposal to Amend the Non-Employee Director Plan.") A summary of the Non-Employee Director Plan is set forth below.

The Non-Employee Director Plan

  The Non-Employee Director Plan, as amended, was originally adopted by the Board of Directors on April 11, 1995, approved by the stockholders on April 19, 1995 and became effective on June 12, 1995. Upon approval of the amendment set forth herein, the Non-Employee Director Plan will provide that the aggregate number of shares available for issuance thereunder to directors who are not employees or officers of the Corporation (each a "Non-Employee Director") shall increase from 250,000 shares to 350,000 shares of Common Stock. As of the Record Date, Alfred R. Boschulte, Steward S. Flaschen, Erik
H. van der Kaay, Ljubomir Micic, James M. Pagos and Albert E. Paladino are Non-Employee Directors and, thus, eligible to participate in the Non-Employee Director Plan.

  The Non-Employee Director Plan is currently administered by the Compensation Committee of the Board of Directors, subject to the terms of the Non-Employee Director Plan. Under the Non-Employee Director Plan, each Non-Employee Director receives upon the date of his or her initial election as a director an option to purchase 12,500 shares of Common Stock, which option is one-third vested on the date of grant and vests as to an additional one-third on each of the first and second anniversaries of the date of grant. In addition, each Non-Employee Director receives on each one-year anniversary of the date that such director is first elected an option to purchase 9,600 shares, vesting in full on the first anniversary of the date of grant. If the amendment is approved, the number of shares of Common Stock of which each Non-Employee Director receives options to purchase will increase or decrease as appropriate to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation. The Board of Directors or the Compensation Committee shall determine the specific adjustment in any such case and its determination shall be conclusive. Upon and after the effective date of the Stock Dividend approved by the Board of Directors on April 8, 1999, each Non-Employee Director would receive on the date of his or her initial election as a director an option to purchase 18,750 shares of Common Stock and would receive on each one-year anniversary of the date that such director is first elected an option to purchase 14,400 shares of Common Stock. All options granted under the Non-Employee Director Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant. The term of each option is for a period of five years from the date of grant. Options may not be assigned or transferred except by will, by the laws of descent and distribution or pursuant to a valid domestic relations order and are exercisable to the extent vested only while the optionee is serving as a director of the Corporation or within 90 days after the optionee ceases to serve as a director of the Corporation (except that if a director dies or becomes disabled while he or she is serving as a director of the Corporation, the option automatically becomes fully vested and is exercisable until the scheduled expiration date of the Option).

  On the Record Date, the closing market price, as reported by the Nasdaq National Market, of Common Stock, the class of stock underlying all options, awards and purchases subject to the Non-Employee Director Plan, was $44.875 per share. As of the Record Date, options to purchase 105,900 shares of Common Stock at a weighted average exercise price of $13.86 per share were outstanding under the Non-Employee Director Plan. The following tables set forth the number of shares of Common Stock underlying options granted under the Non-Employee Director Plan as of the Record Date and the number of shares of Common Stock underlying options to be granted annually.

                                                             Number of
                                                         Shares Underlying
                                                     Options Granted Under the
                                                     Non-Employee Director Plan
Non-Employee Director                                  as of the Record Date
---------------------                                --------------------------
Alfred R. Boschulte................................             12,500
Steward S. Flaschen................................             17,100
Erik H. van der Kaay...............................             22,100
Ljubomir Micic.....................................             32,100
James M. Pagos.....................................             12,500
Albert E. Paladino.................................              9,600
All Non-Employee Directors as a group (6 persons)..            105,900
                                                              ========

                                                          Number of Shares
                                                       Underlying Options to
Name and Position                                      be Granted Annually(1)
-----------------                                    --------------------------
All current directors who are not executive
 officers as a group (6 persons)...................           57,600(2)
                                                              ========

--------
(1) Dr. Das and Messrs. Stauff and Rogers, the Corporation's Executive Officers, as well as other officers and employees of the Corporation, are not eligible to participate in the Non-Employee Director Plan.
(2) Consists of options to purchase 9,600 shares of Common Stock awarded to each Non-Employee Director on each one-year anniversary of the date he or she is first elected to the Board of Directors.

United States Federal Income Tax Consequences

  The following discussion of United States federal income tax consequences of the issuance and exercise of options, granted under the Non-Employee Director Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.

  The following general rules are applicable under current federal income tax law to NQSOs, which are the only options that may be granted under the Non-Employee Director Plan.

    1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not entitled to a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO.

    5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                      PROPOSALS FOR CONSIDERATION AT THE
                        ANNUAL MEETING OF STOCKHOLDERS

ITEM NO. 1:

                  PROPOSAL RELATING TO ELECTION OF DIRECTORS

  The Board of Directors of the Corporation has nominated seven persons for election as directors of the Corporation at the Annual Meeting (the "Nominees"). All of the Nominees are currently members of the Corporation's Board of Directors. The Nominees and the year they first joined the Board of Directors are:

       Nominee                                           Year First Joined Board
       -------                                           -----------------------
     Santanu Das........................................          1988
     Alfred R. Boschulte................................          1998
     Steward S. Flaschen................................          1988
     Erik H. van der Kaay...............................          1997
     Ljubomir Micic.....................................          1994
     James M. Pagos.....................................          1999
     Albert E. Paladino.................................          1988

  Dr. Lee resigned as a director of the Corporation for personal reasons effective April 8, 1999. The Corporation expresses its thanks to Dr. Lee for his years of service on the Board of Directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE
                   NOMINEES AS DIRECTORS OF THE CORPORATION

  The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier death, resignation or removal. Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual Nominee or for all Nominees will be voted (unless one or more Nominees are unwilling or unable to serve) FOR the election of the Nominees. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of another person or the Board of Directors may vote to fix the number of directors at a lesser number. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. (See "Voting Procedures.")

ITEM NO. 2:

    PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  The Corporation's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on June 19, 1995. On April 8, 1999, the Board of Directors voted to recommend that the Corporation's stockholders approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Corporation's Common Stock by an additional 75,000,000 shares.

  The stockholders will be requested at the Annual Meeting to consider and act upon a proposal to approve the amendment. The Board of Directors believes that it is in the best interests of the Corporation to facilitate broader ownership of its Common Stock. To that end, the Board of Directors approved on April 8, 1999, pending stockholder approval of the amendment, a 3-for-2 stock split in the form of a stock dividend (the "Stock Dividend") for holders of the Corporation's Common Stock as of April 26, 1999. The Corporation must increase the number of authorized shares of Common Stock available under the Certificate of Incorporation to effect the Stock Dividend. In addition, the Board of Directors believes that it is in the best interests of the Corporation to have additional shares authorized and available for issuance for other corporate purposes, including without limitation acquiring other businesses in exchange for shares of Common Stock, raising capital or acquiring technology rights through the sale of Common Stock and attracting or retaining valuable employees through the issuance of stock options. An affirmative majority of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Certificate of Incorporation.

ITEM NO. 3:

        PROPOSAL TO AMEND THE THIRD AMENDED ANDRESTATED 1995 STOCK PLAN

  The Corporation's Third Amended and Restated 1995 Stock Plan (the "Stock Plan") was adopted by the Board of Directors on March 5, 1998 and approved by the stockholders of the Corporation on May 27, 1998. On March 17, 1999, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,700,000 shares.

  The stockholders will be requested at the Annual Meeting to consider and act upon a proposal to approve the amendment. The Board of Directors believes that the Corporation's ability to continue to attract and retain qualified employment candidates is in large part dependent upon the Corporation's ability to provide such employment candidates long-term, equity-based incentives in the form of stock options as part of their compensation. As of the Record Date, 236,907 shares of Common Stock remained available for issuance under the Stock Plan. The Board of Directors believes that the remaining shares available for issuance under the Stock Plan are insufficient for such purposes, and that the approval of the amendment, which provides for 1,700,000 additional shares available for issuance, is therefore necessary. An affirmative majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR AMENDMENT OF THE STOCK PLAN

ITEM NO. 4:

      PROPOSAL TO AMEND THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

  The Corporation's 1995 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan"), as amended, was originally adopted by the Board of Directors on April 11, 1995 and approved by the stockholders of the Corporation on April 19, 1995. On March 17, 1999, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the Non-Employee Director Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares and (b) to amend Section 10(d) thereof to appropriately increase or decrease the number of shares of Common Stock that a Non-Employee Director receives options to purchase on the date he or she is first elected to the Board of Directors and on each one-year anniversary of the date he or she is first elected to the Board of Directors to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation.

  The stockholders will be requested at the Annual Meeting to consider and act upon a proposal to approve the amendment. The Board of Directors believes that the Corporation's ability to attract and retain highly qualified individuals who are not employees or officers of the Corporation to serve on the Board of Directors also depends in large part upon the Corporation's ability to provide such individuals long-term, equity-based incentives in the form of stock options as part of their compensation. As of the Record Date, 45,750 shares of Common Stock remained available for issuance under the Non-Employee Director Plan. The Board of Directors believes that the remaining shares available for issuance under the Non-Employee Director Plan are insufficient for such purposes. In addition, without such amendment, stock dividends, stock splits and other such changes in corporate structure or shares in the Corporation may, unintentionally, dilute or magnify the value of the options granted to Non-Employee Directors. An affirmative majority of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the proposed amendments to the Non-Employee Director Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            A VOTE FOR AMENDMENT OF THE NON-EMPLOYEE DIRECTOR PLAN

ITEM NO. 5:

                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors, upon the recommendation of the Audit Committee, has selected the firm of KPMG LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1999. KPMG LLP has served as the Corporation's auditors since fiscal year 1993. It is expected that a member of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                   FOR RATIFICATION OF KPMG LLP AS AUDITORS

                               VOTING PROCEDURES

  The presence, in person or by proxy, of at least a majority of the outstanding shares of capital stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. In the election of directors, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as director. On all other matters being submitted to stockholders of this meeting, the affirmative majority vote of the shares present, in person or represented by proxy, and voting on that matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Shares voted to abstain, since they are not affirmative votes for this matter, will have the same effect as votes against the matter. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation's principal executive offices not later than December 22, 1999 and not before November 22, 1999. Notice should be sent to the attention of the Secretary of the Corporation and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

                           EXPENSES AND SOLICITATION

  The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

SIDE A
------
                             TRANSWITCH CORPORATION
                    Proxy for Annual Meeting of Stockholders
                                  May 27, 1999

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                            OF TRANSWITCH CORPORATION

         The undersigned, revoking all prior proxies, hereby appoints Dr. Santanu Das and Michael F. Stauff, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock (the "Common Stock") of TranSwitch Corporation (the "Corporation"), par value $.001 per share, that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 27, 1999, at 10:00 a.m., Eastern time, at the Ramada Plaza Hotel, 780 Bridgeport Avenue, Shelton, Connecticut 06484, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 26, 1999, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

     1.    To elect a Board of Directors for the ensuing year.

           [ ]  FOR all nominees listed      [ ]   WITHHOLD AUTHORITY
                below (except as marked to         to vote for all nominees
                the contrary below)                listed below

                Santanu Das
                Alfred R. Boschulte
                Steward S. Flaschen
                Erik H. van der Kaay
                Ljubomir Micic
                James M. Pagos
                Albert E. Paladino


     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     ------------------------------------------------------

     2. To approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by an additional 75,000,000 shares.

     [ ]  FOR                  [ ]      AGAINST               [ ]    ABSTAIN


     3. To approve an amendment to Corporation's Third Amended and Restated 1995 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,700,000 shares.

     [ ]  FOR                  [ ]      AGAINST               [ ]    ABSTAIN

     4. To approve an amendment to the Corporation's 1995 Non-Employee Director Stock Option Plan to (a) increase the number of shares of Common Stock available for issuance thereunder by an additional 100,000 shares and (b) to amend Section 10(d) thereof to appropriately increase or decrease the number of shares of Common Stock that a Non-Employee Director receives options to purchase on the date he or she is first elected to the Board of Directors and on each one-year anniversary of the date he or she is first elected to the Board of Directors to reflect stock dividends, stock splits, reorganizations or any other changes in the corporate structure or shares of the Corporation.

     [ ]  FOR                  [ ]      AGAINST               [ ]    ABSTAIN

     5. To ratify the selection of the firm of KPMG LLP as independent auditors of the Corporation for the fiscal year ending December 31, 1999.

     [ ]  FOR                  [ ]      AGAINST               [ ]    ABSTAIN

     6. To transact such other business as may properly come before the meeting.

SIDE B
------

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5, AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 6.


                                Dated:                        , 1999
                                       -----------------------


                                -------------------------------------------
                                Signature(s) of Stockholder(s)


                                -------------------------------------------
                                Please Print Name:
                                (If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.)

                           CERTIFICATE OF AMENDMENT

                                      OF

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                            TRANSWITCH CORPORATION

                         (INCORPORATED APRIL 26, 1988)

                                  * * * * * *

     TranSwitch Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation adopted resolutions proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

            RESOLVED: That the first paragraph of ARTICLE FOURTH of the Corporation's Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

            FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000 shares, consisting of 100,000,000 shares of Common Stock with a par value of $.001 per share (the "Common Stock") and 1,000,000 shares of Preferred Stock with a par value of $.01 per share (the "Preferred Stock").

     SECOND: That the foregoing amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate of Amendment to be executed by Dr. Santanu Das, its President, Chief Executive Officer and Chairman of the Board of Directors, this ____th day of May, 1999.


                                     ------------------------------------------
                                     Dr. Santanu Das
                                     President, Chief Executive Officer and
                                     Chairman of the Board of Directors

                            TRANSWITCH CORPORATION

                          THIRD AMENDED AND RESTATED
                                1995 STOCK PLAN
                                ---------------


     1.  PURPOSE. The purpose of the TranSwitch Corporation Third Amended and
         -------
Restated 1995 Stock Plan (the "Plan") is to encourage key employees of TranSwitch Corporation (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and
(d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2.  ADMINISTRATION OF THE PLAN.
         ---------------------------

         A.  BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered
             ---------------------------------
by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B.  COMMITTEE ACTIONS. The Committee may select one of its members as
              -----------------
its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C.  GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Subject to the provisions
              --------------------------------------
of the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(A) above, members of the Board who either
(i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

     3.   ELIGIBLE EMPLOYEES AND OTHERS.  ISOs may be granted only to employees
          -----------------------------
of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

     4.   STOCK.  The stock subject to Stock Rights shall be authorized but
          -----
unissued shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 5,200,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

     No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 400,000 of shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

     5.  GRANTING OF STOCK RIGHTS.  Stock Rights may be granted under the Plan
         ------------------------
at any time on or after April 11, 1995 and prior to April 11, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Proposed Treasury Regulation
Section 1.162-27.

     6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.
         -------------------------------------

         A.  PRICE FOR NON-QUALIFIED OPTIONS, AWARDS AND PURCHASES. The exercise
             -----------------------------------------------------
price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, and Awards and Purchases under the Plan with a purchase price per share less than the fair market value per share of Common Stock on the date of grant or authorization, as applicable, are intended to qualify as performance-based compensation under
Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan or Awards made or Purchases authorized under the Plan shall be exercisable or issued, as the case may be, only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock on the date of grant, or makes Awards or authorizes Purchases under the Plan with a purchase price per share less than the fair market value per share of Common Stock on the date of grant or authorization, as applicable, such grant or authorization will be submitted for, and will be contingent upon, shareholder approval.

         B.  PRICE FOR ISOS.  The exercise price per share specified in the
             --------------
agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          C.  $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee
              -----------------------------------------
may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

          D.  DETERMINATION OF FAIR MARKET VALUE.  If, at the time an Option is
              ----------------------------------
granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7.   OPTION DURATION.  Subject to earlier termination as provided in
          ---------------
paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8.   EXERCISE OF OPTION.  Subject to the provisions of paragraphs 9 through
          ------------------
12, each Option granted under the Plan shall be exercisable as follows:

          A.  VESTING. The Option shall either be fully exercisable on the date
              -------
of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B.  FULL VESTING OF INSTALLMENTS. Once an installment becomes
              ----------------------------
exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C.  PARTIAL EXERCISE. Each Option or installment may be exercised at
              ----------------
any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D.  ACCELERATION OF VESTING.  The Committee shall have the right to
              -----------------------
accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9.   TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement
          -------------------------
relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10.  DEATH; DISABILITY.
          -----------------

          A.  DEATH. If an ISO optionee ceases to be employed by the Company and
              -----
all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B.  DISABILITY.  If an ISO optionee ceases to be employed by the
              ----------
Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11.  ASSIGNABILITY.  No Stock Right shall be assignable or transferable by
          -------------
the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

     12.  TERMS AND CONDITIONS OF OPTIONS.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  ADJUSTMENTS.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A.  STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock
              --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.  CONSOLIDATIONS OR MERGERS.  If the Company is to be consolidated with
         -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

     C.  RECAPITALIZATION OR REORGANIZATION.  In the event of a recapitalization
         ----------------------------------
or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

     D.  MODIFICATION OF ISOS.  Notwithstanding the foregoing, any adjustments
         --------------------
made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

     E.  DISSOLUTION OR LIQUIDATION.  In the event of the proposed dissolution
         --------------------------
or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

     F.  ISSUANCES OF SECURITIES.  Except as expressly provided herein, no
         -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

     G.  FRACTIONAL SHARES.  No fractional shares shall be issued under the Plan
         -----------------
and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H.  ADJUSTMENTS.  Upon the happening of any of the events described in
              -----------
subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14.  MEANS OF EXERCISING OPTIONS.  An Option (or any part or installment
          ---------------------------
thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  TERM AND AMENDMENT OF PLAN.  This Plan was adopted by the Board on
          --------------------------
April 11, 1995, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to April 11, 1996, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on April 10, 2005 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

     16.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS.  The Committee, at the
          ---------------------------------------------
written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

     17.  APPLICATION OF FUNDS.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.  By accepting an ISO
          ----------------------------------------------
granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     19.  WITHHOLDING OF ADDITIONAL INCOME TAXES.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20.  GOVERNMENTAL REGULATION.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     21.  GOVERNING LAW.  The validity and construction of the Plan and the
          -------------
instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.


Date Approved by the Board of Directors of the Company:  April 11, 1995

Date Approved by the Stockholders of the Company:  April 19, 1995

Amended and restated by the Board of Directors of the Company: January 25, 1996.

Amended and restated by the Stockholders of the Company:  May 9, 1996.

Amended and restated by the Board of Directors of the Company:  March 6, 1997.

Amended and restated by the Stockholders of the Company:  May 29, 1997.

Amended and restated by the Board of Directors of the Company:  March 5, 1998.

Amended and restated by the Stockholders of the Company:  May 27, 1998.

Amended by the Board of Directors of the Company:  April 8, 1999.

                            TRANSWITCH CORPORATION

                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.  Purpose.  This Non-Qualified Stock Option Plan, to be known as the 1995
         -------
Non-Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of TranSwitch Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.  Available Shares.  The total number of shares of Common Stock, par
         ----------------
value $.001 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 350,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

     3.  Administration.  This Plan shall be administered by the Board or by a
         --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

     4.  Automatic Grant of Options.  Subject to the availability of shares
         --------------------------
under this Plan,

     (a) each person who first becomes a member of the Board after the effective date of an initial public offering of the Company's Common Stock and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person becomes a member of the Board, without further action by the Board, an option to purchase 18,750 shares of the Common Stock, and

     (b) after the effective date of an initial public offering of the Company's Common Stock, each person who is a Non-Employee Director on each successive one-year anniversary (during the term of this Plan) of the date of such person's first election to the Board shall be automatically granted on each such date an option to purchase 14,400 shares of the Common Stock.

     The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. The number of shares of Common Stock covered by options granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of Stockholders of the Company following April 11, 1995, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

     5.  Option Price.  The purchase price of the stock covered by an option
         ------------
granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length; provided, however, that the "fair market value" of the stock issuable upon exercise of an option granted pursuant to the Plan within 120 days prior to the time the Company's Common Stock is publicly traded shall be deemed to be equal to the initial per share purchase price at which the Company's Common Stock is offered to the public.

     6.  Period of Option.  Unless sooner terminated in accordance with the
         ----------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is five (5) years after the date of grant of the option.

     7.  (a)  Vesting of Shares and Non-Transferability of Options.  Options
              ----------------------------------------------------
granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable as follows, provided that the optionee has continuously served as a member of the Board through such vesting date:

              (i) For options granted pursuant to Section 4(a) hereof:

         Percentage of Option
           Shares for which
         Option Will be Exercisable               Date of Vesting
         --------------------------               ---------------

                33 1/3%               Less than one year from the date of grant

                66 2/3%               One year from the date of grant

                   100%               Two years from the date of grant

The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

               (ii) For options granted pursuant to Section 4(b) hereof, all such options shall vest in full on the one-year anniversary of the date of grant.

          (b)  Non-transferability.  Any option granted pursuant to this Plan
               -------------------
shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

     8.   Termination of Option Rights.
          ----------------------------

          (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

          (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

     9.   Exercise of Option. Subject to the terms and conditions of this Plan
          ------------------
and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to TranSwitch Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10.  Adjustments Upon Changes in Capitalization and Other Events. Upon the
          -----------------------------------------------------------
occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a)  Stock Dividends and Stock Splits.  If the shares of Common Stock
               --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b)  Recapitalization Adjustments.  If the Company is to be
               ----------------------------
consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

          (c)  Issuances of Securities.  Except as expressly provided herein, no
               -----------------------
issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d)  Adjustments.  Upon the happening of any of the foregoing events,
               -----------
the class and aggregate number of shares set forth in paragraphs 2 and 4 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     11.  Restrictions on Issuance of Shares. Notwithstanding the provisions of
          ----------------------------------
paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

          (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12.  Legend on Certificates. The certificates representing shares issued
          ----------------------
pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     13.  Representation of Optionee. If requested by the Company, the optionee
          --------------------------
shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     14.  Option Agreement. Each option granted under the provisions of this
          ----------------
Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

     15.  Termination and Amendment of Plan. Options may no longer be granted
          ---------------------------------
under this Plan after April 11, 2005, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
                               --------  -------
without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting,

(a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in
               -------- -------
Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     16.  Withholding of Income Taxes. Upon the exercise of an option, the
          ---------------------------
Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

     17.  Compliance with Regulations. It is the Company's intent that the Plan
          ---------------------------
comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     18.  Governing Law. The validity and construction of this Plan and the
          -------------
instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.


Date Approved by Board of Directors of the Company:   April 11, 1995

Date Approved by the Stockholders of the Company:   April 19, 1995

Date Amended and Restated by the Board of Directors of the Company: March 5,
1998

Date Amended and Restated by the Stockholders of the Company:   May 27, 1998.

Date Amended by the Board of Directors of the Company:   April 8, 1999.